BRIGHTHOUSE FUNDS TRUST I
SUPPLEMENT DATED SEPTEMBER 28, 2023
TO THE
SUMMARY PROSPECTUS,
PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION, EACH
DATED MAY 1, 2023, AS SUPPLEMENTED
TCW Core Fixed Income Portfolio
Effective December 31, 2023 (“Effective Date”), Laird Landmann will no longer serve as a portfolio manager of the TCW Core Fixed Income Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust I. Upon the Effective Date, all references to Mr. Landmann in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Portfolio will be deleted. Until the Effective Date, Mr. Landmann will continue to serve as a portfolio manager to the Portfolio. Effective immediately, Jerry Cudzil and Ruben Hovhannisyan have been named portfolio managers to the Portfolio. As of July 31, 2023, both Mr. Cudzil and Mr. Hovhannisyan did not beneficially own any equity securities of the Portfolio. Effective immediately, the following changes are made to the Summary Prospectus, Prospectus and SAI of the Portfolio.
In the Portfolio Summary of the Summary Prospectus and the Prospectus, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:
Portfolio Managers.
Stephen M. Kane, Co-Chief Investment Officer and Generalist Portfolio Manager of TCW, Laird R. Landmann, Generalist Portfolio Manager and Co-Director of Fixed Income of TCW, and Bryan Whalen, Co-Chief Investment Officer and Generalist Portfolio Manager of TCW, have each managed the Portfolio since its inception in 2015. Jerry Cudzil, Generalist Portfolio Manager, of TCW, and Ruben Hovhannisyan, Generalist Portfolio Manager, of TCW, have each managed the Portfolio since 2023.
In the section entitled “Additional Information About Management – The Subadviser” of the Prospectus, the below paragraph is deleted in its entirety and replaced with the following:
TCW Investment Management Company LLC
is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. As of December 31, 2022, TCW and its affiliated companies, which provide a variety of trust, investment management and investment advisory services, had approximately $205.17 billion under management or committed to management.
Stephen M. Kane, Laird R. Landmann and Bryan Whalen have each managed the Portfolio since its inception in 2015.
Mr. Kane is a Generalist Portfolio Manager of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2009 and also Co-Chief Investment Officer of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since October 2021.
Mr. Landmann is a Generalist Portfolio Manager and Co-Director of Fixed Income of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2009. Previously, he was a portfolio manager and founding partner with Metropolitan West Asset Management, LLC.
Mr. Whalen is a Generalist Portfolio Manager of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2009 and also Co-Chief Investment Officer of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since October 2021.
Jerry Cudzil and Ruben Hovhannisyan have each managed the Portfolio since 2023.
Mr. Cudzil is a Generalist Portfolio Manager of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2023. Previously, he was head of Credit Trading where he oversaw the Fixed Income group’s trading of investment grade corporate bonds, high yield bonds, leveraged loans, and credit derivatives.
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Mr. Hovhannisyan is a Generalist Portfolio Manager of TCW, TCW Asset Management Company LLC, and Metropolitan West Asset Management, LLC since 2023. Previously, he served as a Senior Portfolio Analyst working alongside the Generalist Portfolio Managers.
In the Portfolio’s Other Accounts Managed table in Appendix C of the SAI, the following information with respect to Mr. Cudzil and Mr. Hovhannisyan is added immediately following the information included therein with respect to Mr. Whalen:
Name of Portfolio Manager and Portfolio(s) Managed	Other Accounts Managed*			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Jerry Cudzil[1], CFA, TCW Core Fixed Income Portfolio	Registered Investment Companies	5	$925,624,689	0	N/A
	Other Pooled Investment Vehicles	12	$4,955,364,691	7	$3,009,497,464
	Other Accounts	21	$7,681,176,970	0	N/A

Ruben Hovhannisyan[1], CFA, TCW Core Fixed Income Portfolio	Registered Investment Companies	2	$55,926,437	0	N/A
	Other Pooled Investment Vehicles	0	N/A	0	N/A
	Other Accounts	1	$47,753,129	0	N/A
*The total value and number of accounts managed by the portfolio manager may include sub-accounts of asset allocation, multi-managed and other accounts.
1Other accounts managed information is as of July 31, 2023.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
THE SUMMARY PROSPECTUS, PROSPECTUS AND THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE